                                 EXHIBIT 10.2

                      PAYOFF AGREEMENT AND MUTUAL RELEASE

          THIS PAYOFF AGREEMENT AND MUTUAL RELEASE (this "Agreement") is made this 25th day of January, 2002, by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), SUNTERRA CORPORATION, a Maryland corporation ("Sunterra"), certain subsidiaries of Sunterra listed on Schedule A attached
                                                         ----------
hereto (the "Subsidiaries"), and those parties listed on Schedule B attached
                                                         ----------
hereto (the "Guarantors"). Sunterra and its Subsidiaries are sometimes collectively referred to herein as the "Borrowers."

                                   RECITALS

          A. The Borrowers and FINOVA (including its affiliates, subsidiaries and parties controlled by FINOVA) are parties to various financial arrangements, including, but not limited to, the agreements set forth on Schedule C attached
                                                           ----------
hereto, and various other financing, custodial and servicing arrangements between FINOVA (including its affiliates, subsidiaries and parties controlled by FINOVA) and the Borrowers (collectively, the "FINOVA Loans"). The FINOVA Loans are evidenced by, among other things, various promissory notes secured by certain instruments including, but not limited to, those mortgages and deeds of trusts identified on Schedule G attached hereto, various UCC Financing
                     ----------
Statements identified on Schedule H attached hereto, pledge agreements, security
                         ----------
agreements, and other documents related thereto. The Guarantors guaranteed various FINOVA Loans.

          B. FINOVA, or its agents, designees or custodians, is currently holding certain cash collateral of the Borrowers as partial security for the FINOVA Loans. The nature and amount of the cash collateral is set forth on Schedule D attached hereto (the "Cash Collateral").
----------

          C. As partial collateral for the FINOVA Loans, certain Borrowers and Guarantors pledged to FINOVA, among other things, certain purchase money notes, mortgages, deeds of trust and related loan documents executed by purchasers of individual timeshare interests in favor of the respective borrower/seller and all related receivables and collateral, including, but not limited to, the collateral described on Schedule E attached hereto (collectively, the "Pledged
                        ----------
Collateral"). FINOVA is the holder or custodian of the original mortgage notes, mortgages or deeds of trust, assignments of mortgage, and all other documents for certain Pledged Collateral.

          D. As additional collateral for the FINOVA Loans, the Borrowers are currently holding certain cash proceeds in a segregated account ("Restricted Cash") for the benefit of certain entities, including but not limited to FINOVA, subject to the Orders of the Sunterra Bankruptcy Court (as defined below) regarding use of such Restricted Cash.

          E. Sunterra and certain of its subsidiaries (hereinafter sometimes referred to as "Debtors in Possession"), have commenced cases (the "Chapter 11 Cases") under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Maryland, Baltimore Division (the "Sunterra Bankruptcy Court").

          F. Pursuant to an order executed May 31, 2000, the Sunterra Bankruptcy Court authorized the joint administration of the bankruptcy estate of each Borrower.

          G. By virtue of the filing of the Chapter 11 case, certain rights were and remain vested solely in the estates and the Debtors in Possession and no independent causes of action may be brought by any other party to prosecute such actions without specific authorization of the Sunterra Bankruptcy Court, which has not granted such authority to any creditor or party-in-interest. Thus, the claims which remain vested solely in the estates and the Debtors in Possession, include, without limitation, all avoidance claims, fraudulent transfer claims and other actions which might be asserted pursuant to state law and/or pursuant to 506(c), 542, 544, 545, 547, 548, 550 and all equitable subordination claims ("Vested Claims"). Borrowers and Guarantors have brought certain complaints and other actions against FINOVA in the Chapter 11 Cases and in the United States Bankruptcy Court for the District of Delaware in the Chapter 11 Bankruptcy Case of FINOVA and its affiliates, Case Nos. 01-0697 (PJW) through 01-0705 (PJW), as set forth on Schedule F (the "Litigation").
                                       ----------

          H. Borrowers and Guarantors wish to either pay off or structure a purchase of the FINOVA Loans or a combination thereof and discharge, in full, all obligations, claims and liabilities of any kind or nature, known or unknown, arising in connection with or in any way relating to the FINOVA Loans, the documents that evidence or secure the FINOVA Loans and any and all other documents, agreements, or instruments by and between or related to Sunterra, its affiliates, related entities, Borrowers or Guarantors (the "Loan Documents") and any other obligations, claims and liabilities between the Borrowers, the Guarantors and FINOVA (collectively, the "Obligations") and the Borrowers and FINOVA wish to enter into this Agreement in order to: (i) set forth the payoff or sale amount; (ii) provide for the unconditional release of any and all collateral that secures the FINOVA Loans; (iii) dismiss the Litigation with prejudice; and (iv) release any and all claims between FINOVA and the Borrowers and Guarantors.

          I. Each and every such term and condition contained herein is a critical and integral part of FINOVA's covenants and promises contained herein including, without limitation, FINOVA's agreement to accept the Payoff Amount. FINOVA asserts that it is owed substantially more than the Payoff Amount and is willing to accept the material discount contemplated in this Agreement only upon receipt of the Payoff Amount (together with the releases and other benefits contained herein) no later than January 25, 2002. This Agreement and each of its terms are to be taken as a whole and nothing contained herein shall or shall be deemed to be an admission of any liability or responsibility whatsoever of FINOVA with respect to any matter, including, without limitation, its claims, liens on the Pledged Collateral and any other collateral pledged to FINOVA to secure the FINOVA Loans, the Vested Claims or the Litigation.

          NOW, THEREFORE, Borrowers, Guarantors and FINOVA agree as follows:

          1.  Recitals. The Recitals set forth above are true, correct and
              --------
complete, constitute a material part of this Agreement, are not merely prefatory hereto, and are hereby incorporated herein by this reference.

          2.  Payoff of FINOVA Loans and All Obligations Owing to FINOVA. In
              ----------------------------------------------------------
consideration of the total sum of One Hundred Five Million Dollars ($105,000,000.00) (less Five Million Dollars ($5,000,000.00) of Cash Collateral previously delivered to or made available to FINOVA) (the "Payoff Amount"), FINOVA agrees and acknowledges that upon receipt by FINOVA of the Borrowers' Payment (as hereinafter defined), the Obligations of Borrowers and Guarantors to FINOVA shall be forever satisfied and paid in full and fully discharged, and agrees that upon receipt of the Borrowers' Payment, as hereinafter defined, Borrowers and Guarantors shall be deemed to be automatically released and discharged from any and all Obligations to FINOVA which exist as of the date of this Agreement, including any obligations under the Loan Documents. FINOVA acknowledges that it has received Five Million Dollars ($5,000,000.00), pursuant to that certain CONSENT ORDER RE: (I) STANDSTILL OF MATTERS PENDING AGAINST FINOVA CAPITAL CORPORATION; AND (II) LIMITED USE OF FINOVA'S CASH COLLATERAL dated December 5, 2001. Further, on the Closing Date (as hereinafter defined), but only so long as FINOVA has received the Borrowers' Payment, FINOVA shall be deemed to have released any and all interests and claims in and to the Restricted Cash. The Payoff Amount is a final and absolute amount and shall not accrue interest. At least three (3) business days prior to the Closing Date, FINOVA shall provide an accounting of all Cash Collateral then held, applied or maintained by FINOVA, which shall then be fixed for purposes of Closing (the "Fixed Cash Collateral Amount"). At Closing, the Fixed Cash Collateral Amount shall be applied to the Payoff Amount. Borrowers shall pay to FINOVA, in immediately available funds, the difference between the Payoff Amount and the Fixed Cash Collateral Amount ("Borrowers' Payment"). Notwithstanding anything herein to the contrary, FINOVA agrees and acknowledges that the Borrowers shall have the unfettered right to apply any amount of the Restricted Cash towards the Payoff Amount. At any time after the Closing Date, FINOVA agrees to immediately deliver to Sunterra or its designee, any sums of money, or any other assets in which the Borrowers or Guarantors have any right or interest, received by it or its agents or designees related to the Obligations or received by it pursuant to any servicing or custodial agreements with or related to the Borrowers or any other money or property whatsoever to which the Borrowers are entitled, including all sums of Cash Collateral received by FINOVA which are not included in the Fixed Cash Collateral Amount. All sums representing the Payoff Amount shall be deemed to be paid by Borrowers and applied to the Obligations The Closing Date shall be the later of: (i) three (3) business days after the entry of final non-appealable bankruptcy court order, which contains a full release of FINOVA, as set forth herein, by Borrowers, Guarantors, the estates of Sunterra and each of its Chapter 11 Subsidiaries, and the Official Committee of Unsecured Creditors, and any subsequently appointed Chapter 11 or Chapter 7 Trustee, except for the Bank of America Matter (as hereinafter defined) entered in the Sunterra Bankruptcy Court approving this Agreement ("Final Order"); (ii) the date on which FINOVA has delivered all the releases, assignments and closing documents required under this Agreement; and (iii) the date FINOVA has received the Payoff Amount in immediately available funds ("Closing Date"). Notwithstanding the foregoing, in no event shall the Closing Date be prior to January 3, 2002 or after January 25, 2002. The closing of the transaction contemplated by this Agreement (the "Closing") shall occur in the offices of Kirkland & Ellis, Citigroup Center, 153 East 53rd Street, New York, New York 10022-4675.

          3.  Termination and Release of Loan Documents. On or prior to the
              -----------------------------------------
Closing Date, FINOVA shall escrow with an escrow agent acceptable to FINOVA and
Sunterra: (i) all
promissory notes evidencing the FINOVA Loans and all original promissory notes and guaranties related to the FINOVA Loans or any other Obligations due to FINOVA; (ii) executed releases of any existing mortgages or deeds of trust in favor of FINOVA or trustees for the benefit of FINOVA in form and content sufficient to release of record all such instruments, including, but not limited to, with respect to those mortgages and deeds of trust identified on Schedule G
                                                                     ----------
attached hereto; (iii) fully executed UCC financing statement terminations in form and content sufficient to terminate financing statements wherever they are recorded or filed, including, but not limited to, those UCC Financing Statements identified on Schedule H attached hereto; (iv) release of any pledge or
              ----------
assignment of the Pledged Collateral, Cash Collateral, or Loan Documents pledged or assigned to others by FINOVA pursuant to the approved final plan of reorganization in FINOVA'S bankruptcy proceeding in form satisfactory to Sunterra and its lenders; and (v) such other releases, cancellations, terminations, and other documents as the Borrowers and the Guarantors may reasonably require. FINOVA shall provide specific written instructions to the escrow agent providing for cancellation of promissory notes and the receipt of releases and termination statements at Closing only so long as FINOVA confirms in writing the receipt of Borrowers' Payment and the satisfaction of the other conditions contained herein.

          4.  Further Assurances. Following the Closing Date, FINOVA shall
              ------------------
execute and deliver to Sunterra or its designee, within five (5) days of written request therefor, any releases, cancellations, terminations or other documents with respect to any notes, mortgages, deeds of trusts, financing statements, pledges, security interests, litigation, claims, or any other matter which represents an acknowledgment of the termination of the Obligations and any collateral therefor and has not yet been properly released or assignments, endorsements or other documents evidencing an assignment or sale of the FINOVA Loans and Loan Documents, if such an election is exercised.

          5.  Pledged Collateral. On the Closing Date, but only so long as
              ------------------
FINOVA has received the Borrowers' Payment, FINOVA shall deliver to Sunterra, or its designee, all Pledged Collateral and any and all personal property collateral held by FINOVA or its nominee, agent, bailee, or custodian in connection with the Obligations. Following the execution of this Agreement, FINOVA and the Borrowers shall use their best efforts to cooperate and to provide for the transfer of the servicing functions performed by FINOVA with respect to any portion of the Pledged Collateral as soon as practicable following the Closing Date. Until such servicing transfer is completed, FINOVA shall use its best efforts to continue servicing such portion of the Pledged Collateral consistent with past practices and in accordance with any agreements governing such servicing obligations. Upon entry of the order approving the Agreement, Sunterra will pay the outstanding invoices for servicing fees owed to FINOVA for October-November, 2001 and shall pay for the preparation of all 1099 statements for customers serviced by FINOVA. Sunterra acknowledges that such amounts are administrative expenses of the Chapter 11 Cases. Servicing shall be transferred to a new servicing agent by no later than February 28, 2002 unless FINOVA, Borrowers and Guarantors enter into a written servicing agreement, satisfactory to all parties, which is approved by the Sunterra Bankruptcy Court. If servicing is not transferred by January 31, 2002, Sunterra shall pay the December 2001 invoice for servicing by no later than February 1, 2002.

          Following the execution of this Agreement, FINOVA shall provide Borrowers and their designees, reasonable access to the Pledged Collateral and related documentation, files and reports, during normal business hours, for purposes of reviewing such Pledged Collateral and related documentation, files and reports. FINOVA shall provide reasonable assistance and cooperation as necessary for Sunterra to complete such review and to prepare for the Closing.

          FINOVA and the Borrowers shall use their best efforts to coordinate and complete, as soon as reasonably possible, all of the activities necessary to consummate and complete the transactions contemplated by this Agreement, including but not limited to, the transfer of pledged assets, servicing and custodial arrangements, post-closing receipts of funds and notices to be delivered to timeshare owners with respect to the new address of the payee. Further, FINOVA and the Borrowers shall enter into such additional agreements and undertakings as the parties shall deem reasonably necessary in furtherance of their obligations under this Agreement.

          6.  Tolling of Litigation; Dismissal of Litigation.
              ----------------------------------------------

          a. On the Closing Date, Sunterra and certain of its subsidiaries in the Chapter 11 Cases, shall file voluntary motions to dismiss the Litigation in the Chapter 11 Cases, with prejudice, in the forms attached hereto as Schedule
                                                                      --------
J.
-

          b. Provided FINOVA is not in breach of this Agreement, then following the Closing, Borrowers and Guarantors agree not to oppose any motion or, opposition or other action by FINOVA in the Chapter 11 Cases against any other party in connection with the FINOVA Loans.

          7.  Mutual Release; Waiver of all Claims. Except for any covenants
              ------------------------------------
and obligations contained herein, upon the Closing Date and the receipt of the Borrowers Payment by FINOVA, this Agreement shall constitute a full and unconditional release by FINOVA, its successors and assigns, employees, agents, attorneys, officers, directors and trustees from any and all actions, suits, liens, debts, dues, trespasses, damages, injuries, sums of money, claims, contracts and demands whatsoever which it may have against the Borrowers or Guarantors (including their respective affiliates and subsidiaries, officers, directors, agents, attorneys and employees), jointly, severally, or jointly and severally, whether known or unknown, from the beginning of the world to the Closing Date, and, particularly, but not by way of limitation of the foregoing general terms, all lawsuits, damages, injuries, claims, debts, dues, liens, demands and sums of money arising out of or related to the Loan Documents and the Obligations, including, but not limited to, their negotiation, execution, enforcement and any other matters related thereto.

              Except for the covenants and obligations of FINOVA contained herein which are intended to survive the Closing Date, upon the Closing Date, this Agreement shall constitute a full and unconditional release by Borrowers and Guarantors, as debtors and as debtors in possession on behalf of their respective bankruptcy estates, their affiliates, successors and assigns, employees, agents, attorneys, officers, directors and trustees, any subsequently appointed Chapter 7 or Chapter 11 Trustee and the Official Committee of Unsecured Creditors from any and all actions, suits, liens, debts, dues, trespasses, damages, injuries, sums of money, claims, contracts and demands whatsoever except the Bank of America matter (as hereinafter defined) which they may have against FINOVA (including its affiliates and subsidiaries, officers, directors, agents, attorneys and employees), known or unknown, from the beginning of the world to the Closing Date, and, particularly, but not by way of limitation, all lawsuits, damages, injuries, claims (including all Vested Claims and all claims in the Delaware Bankruptcy Court and any claims relating to the rejection of the Loan Portfolio Purchase Agreement relating to Harich Lake Tahoe, Powhatan and Green Springs), debts, dues, liens, demands and sums of money arising out of or related to the Loan Documents and the Obligations, including, but not limited to, their negotiation, execution, enforcement and any other matters related thereto. Borrowers and Guarantors hereby agree, absent a legal obligation to do so, that they will not provide access to information, and, in no event will they assist in the prosecution of any action, including those relating to the Vested Claims, against FINOVA.

          8.  Representations, Warranties and Covenants of FINOVA. FINOVA
              ---------------------------------------------------
hereby represents and warrants to Borrowers and Guarantors that it is currently the holder of the Loan Documents, the Pledged Collateral and the Cash Collateral and has not assigned, pledged or transferred, impaired or encumbered them in any way and is authorized to enter into this Agreement and transfer the Loan Documents, Pledged Collateral, the Cash Collateral, the right to receive payments due under the Loan Documents or any collateral or repayment rights related to the Obligations or the FINOVA Loans. There are no participants or other parties who would be required to execute this Agreement or releases, terminations or other items which would evidence the discharge of the Obligations and the release of any collateral. FINOVA makes such transfer and pledge without recourse, "AS IS," "WHERE IS," and 'WITH ALL FAULTS." Except as expressly set forth herein, FINOVA makes no other representations or warranties, express or implied, including without limitation, any warranties regarding the extent, validity, enforceability or priority of FINOVA's liens or claims, nor the validity of any claim made by Bank of America against FINOVA concerning the Loan Documents, Pledged Collateral or the Cash Collateral. FINOVA covenants and agrees from and after the date hereof, unless required by Court order in connection with any action taken against FINOVA, not (i) to release any interests in the Pledged Collateral or waive any rights with respect to third parties (except in connection with any payoff of any mortgage receivables related to purchaser timeshare interest sales, in the ordinary course of business); or (ii) to take any action or permit or consent to the taking of any action, (or fail to take any action or fail to permit or consent to the taking of any action), which action or failure might impair or encumber in any way the Loan Documents, the Pledged Collateral, or the Cash Collateral or any rights of Borrowers or Guarantors with respect to the Restricted Cash. Prior to Closing, if FINOVA is required by Court order to take any action set forth in subsections
(i) or (ii) of the previous sentence, Sunterra shall, at its option, have the right to terminate this Agreement.

          9.  Assignment of Loans.
              -------------------

              Upon the request of Sunterra, not less than three (3) business days prior to the Closing Date, FINOVA shall, in lieu of the termination and release of all of the FINOVA Loans pursuant to Section 3 above, assign all of its right, title and interest in and to all or a portion of the FINOVA Loans, including, but not limited to, its right, title and interest in all Loan Documents, Obligations, Pledged Collateral, Restricted Cash, Cash Collateral, liens, encumbrances, litigation, rights and benefits related to the FINOVA Loans (the "FINOVA Loan Assignment"). In the event of a FINOVA Loan Assignment, then the following provisions and all other terms and conditions herein, including without limitation, the mutual releases and waiver of all claims set forth in
Section 7 above, shall apply to this Agreement:

          a. The Payoff Amount shall be One Hundred Four Million Seven Hundred and Fifty Thousand Dollars ($104,750,000.00) (less Five Million Dollars ($5,000,000.00) of Cash Collateral previously delivered or made available to FINOVA). FINOVA acknowledges that it has received Five Million Dollars ($5,000,000.00), pursuant to that certain CONSENT ORDER RE: (I) STANDSTILL OF MATTERS PENDING AGAINST FINOVA CAPITAL CORPORATION AND (II) LIMITED USE OF FINOVA'S CASH/COLLATERAL dated December 5, 2001. The Cash Collateral then held by FINOVA shall be applied to the Payoff Amount.

          b. At Closing, FINOVA shall deliver to Sunterra or its designee satisfactory assignments of all or designated Loan Documents, its rights and interests under the FINOVA Loans and all or designated Pledged Collateral, pursuant to appropriate assignment documents and endorsements in form and content reasonably satisfactory to Sunterra or its Designee and FINOVA and any other necessary instruments customary for transactions of this nature and reasonably acceptable to Sunterra and FINOVA. FINOVA shall deliver to Sunterra or its designee all or designated Promissory Notes related to the FINOVA Loans, all or designated Loan Documents, Pledged Collateral, title policies, surveys, reports documents and information that FINOVA may possess, control or have access to and any and all or designated Personal Property Collateral held by FINOVA or its nominee, agent, bailee or custodian, except for any internal reports, or confidential or privileged documents in connection with the Obligations.

          c. From and after the Closing Date, and to be incorporated into any confirmed plan of reorganization, and provided that FINOVA has performed all of its obligations hereunder, including but not limited to, the assignment of all Pledged Collateral, Sunterra shall act timely and in good faith to indemnify, protect, hold harmless and defend FINOVA from and against any and all claims or expenses (including reasonable attorney's fees and expenses) of FINOVA arising in or related to the COMPLAINT BY BANK OF AMERICA, N.A., FOR ITSELF AND AS ADMINISTRATIVE AGENT, TO (i) DETERMINE EXTENT, VALIDITY AND PRIORITY OF LIENS ON PROPERTY; AND (ii) COMPEL THE RELEASE OF LIENS BY FINOVA CAPITAL CORPORATION FILED IN THE CHAPTER 11 CASES AS ADV. PROC. NO. 01-5052-JS ("Bank of America Matter").

          10. Bankruptcy Court Approval. Borrowers shall promptly file all
              -------------------------
appropriate Bankruptcy motions and notices in the Sunterra Bankruptcy Court and shall use commercially reasonable efforts to seek and obtain approval from the Sunterra Bankruptcy Court of this Agreement and the consummation of the transactions described herein.

              It is a condition precedent to the Closing and to all releases, discharges and such other covenants and agreements as are set forth herein, that the Sunterra Bankruptcy Court, pursuant to final non-appealable court order: (i) makes a finding and thereby orders that FINOVA holds a duly perfected, valid, unavoidable and enforceable lien on the Pledged Collateral and such other collateral as has been pledged to FINOVA to secure the FINOVA Loans; (ii) authorizes the full and final payoff of the FINOVA Loans; (iii) authorizes the discharge of any Obligations between the parties; (iv) authorizes the releases of collateral and liability contemplated by this Agreement; and (v) authorizes any and all terms of this Agreement.

          11.  Notices. Any and all notices and communications provided for
               -------
hereunder shall be in writing and shall be mailed, telecopied or delivered, if to any Borrower, at the following address:

                    Sunterra Corporation
                    1781 Park Center Drive
                    Orlando, Florida 32835
                    Attention: Chief Financial Officer
                    Telephone:  (407) 532-1000
                    Telecopier: (407) 532-1058

          and with copies to:

                    Sunterra Corporation
                    1781 Park Center Drive
                    Orlando, Florida 32835
                    Attention: General Counsel
                    Telephone:  (407) 532-1000
                    Telecopier: (407) 532-1058

                    Whiteford, Taylor & Preston L.L.P.
                    Seven St. Paul Street
                    Baltimore, Maryland 21202-1626
                    Attention: Paul M. Nussbaum, Esq.
                               and Joseph N. Schaller, Esq.
                    Telephone:  (410) 347-8700
                    Telecopier: (410) 347-8731

          and with a copy to:

                    Greenwich Capital Markets, Inc.
                    600 Steamboat Road
                    Greenwich, Connecticut 06830
                    Attention: Mr. John C. Anderson
                    Telephone:  (203) 625-7941
                    Telecopier: (203) 618-2135

          If to FINOVA, at the following address:

                    FINOVA Capital Corporation
                    7272 East Indian School Road, Suite 410
                    Scottsdale, Arizona 85251
                    Attention: Lawrence F. Hershfield
                               Chief Executive Officer
                    Telephone:  (480) 636-4800
                    Telecopier: (480) 636-6007

          with a copy to:

                    Katten Muchin Zavis
                    1999 Avenue of the Stars
                    Suite 1400
                    Los Angeles, California 90067
                    Attention: Marsha Houston Boysaw
                    Telephone:  (310) 788-4400
                    Telecopier: (310) 788-4471

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices and other communication shall be effective (i) if mailed, when received or three (3) days after deposited in the mails, whichever occurs first, (ii) if telecopied when transmitted and confirmation received, or (iii) if delivered, upon delivery.

     12.  Amendments. No amendment or waiver of any provision of this Agreement
          ----------
and no consent to any departure by the parties shall be effective unless the same shall be in writing and signed by the parties.

     13.  Expenses. Each party shall bear the cost of their own respective
          --------
professional fees, including accounting, legal and other professional costs and fees in connection with this transaction, and Borrowers and Guarantors shall bear the cost of filing and preparation of all initial drafts of all assignments, documents, deeds of release, mortgage releases, financing statement terminations, and other terminations of security interests which require filing fees.

     14.  Counterparts. This Agreement may be executed in any number of
          ------------
counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

     15.  Governing Law. This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of New York, exclusive of New York conflicts of laws provisions (other than General Obligation Law (S) 5-1401 et. seq.).

     16.  WAIVER OF JURY TRIAL. THE PARTIES HEREBY WAIVE ANY RIGHT TO A TRIAL
          --------------------
BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE LOAN DOCUMENTS OR ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER

AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, ARISING FROM ANY FINANCIAL RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     17.  Jurisdiction and Venue. FINOVA hereby submits to the exclusive
          -----------------------
jurisdiction of the United States Bankruptcy Court for the District of Maryland, Baltimore Division in the Chapter 11 Cases over any suit, action or proceeding arising out of or relating to this Agreement. FINOVA hereby irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding relating to this Agreement brought in such court as having been brought in an inconvenient forum. FINOVA hereby consents to such court exercising personal jurisdiction over FINOVA in any such suit, action or proceeding and waives the defense of lack of personal jurisdiction on any grounds, including without limitation, insufficient contacts with the forum in which the Chapter 11 Cases are pending. FINOVA agrees that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon it and may be enforced in any other courts to whose jurisdiction FINOVA is or may be subject to, by suit upon such judgment. FINOVA agrees and acknowledges that this Agreement is related to the Chapter 11 Cases for the purposes of 28 U.S.C. (S)1334.

     18.  No Party Deemed Drafter. Each of the parties hereto agrees that no
          -----------------------
party hereto shall be deemed to be the drafter of this Agreement.

     19.  Binding Effect. This Agreement shall become effective when it shall
          --------------
have been executed by each party hereto and thereafter shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns.

     20.  Time is of the Essence. Time is of the essence of this Agreement and
          ----------------------
all of the provisions hereof.

     21.  Integration. This Agreement contains all the representations,
          -----------
agreements, covenants, understandings and conditions of the parties, and there are no other oral or written representations, agreements, covenants, understandings or conditions that are not reflected herein.

     22.  Prevailing Parties. In the event that a dispute arises between the
          ------------------
parties which results in litigation, the non-prevailing party or parties shall be held responsible for all of the prevailing party's or parties' costs and expenses associated with the litigation, including legal fees and expenses.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the date first above written.

This Agreement is modified pursuant to the December 20, 2001 Transcript of the Hearing on Approval of the Payoff Agreement and Mutual Release held in the United States Bankruptcy Court for the District of Maryland Northern Division; Chapter 11 Case No. 00-5-6-6931-JS and a certain letter agreement dated January 25, 2002 by and between FINOVA and Sunterra, copies of which are attached hereto.


                        [SIGNATURES ON FOLLOWING PAGES]

                              LENDER:
                              ------

                              FINOVA CAPITAL CORPORATION, A Delaware Corporation


                              By: /s/ Lawrence F. Hershfield
                                  --------------------------------------
                                   Name:  Lawrence F. Hershfield
                                   Title: Chief Executive Officer


                              BORROWERS:
                              ---------


                              SUNTERRA CORPORATION, a
                              Maryland Corporation


                              By: /s/ Lawrence E. Young
                                  -------------------------------------
                                   Name:  Lawrence E. Young
                                   Title: Vice President And Chief Financial
                                          Officer


                              AKGI LAKE TAHOE INVESTMENTS, INC.

                              By: /s/ Lawrence E. Young
                                  -------------------------------------
                                   Name:  Lawrence E. Young
                                   Title: Vice President


                              AKGI ST. MAARTEN N.V.

                              By: /s/ Lawrence E. Young
                                  -------------------------------------
                                   Name:  Lawrence E. Young
                                   Title: Vice President

                              ALL SEASONS PROPERTIES, INC.


                              By: /s/ Lawrence E. Young
                                  ----------------------------------------------
                                  Name:   Lawrence E. Young
                                  Title:  Vice President


                              ALL SEASONS REALTY, INC.


                              By: /s/ Lawrence E. Young
                                  ----------------------------------------------
                                  Name:   Lawrence E. Young
                                  Title:  Vice President


                              ALL SEASONS RESORTS, INC. (AZ)


                              By: /s/ Lawrence E. Young
                                  ----------------------------------------------
                                  Name:   Lawrence E. Young
                                  Title:  Vice President


                              ALL SEASONS RESORTS, INC. (TX)


                              By: /s/ Lawrence E. Young
                                  ----------------------------------------------
                                  Name:   Lawrence E. Young
                                  Title:  Vice President


                              ARGOSY GRAND BEACH, INC.


                              By: /s/ Lawrence E. Young
                                  ----------------------------------------------
                                  Name:   Lawrence E. Young
                                  Title:  Vice President

                              ARGOSY HILTON HEAD, INC.


                              By:  /s/ Lawrence E. Young
                                   ---------------------------------------------
                                   Name:   Lawrence E. Young
                                   Title:  Vice President


                              ARGOSY PARTNERS, INC.


                              By:  /s/ Lawrence E. Young
                                   ---------------------------------------------
                                   Name:   Lawrence E. Young
                                   Title:  Vice President

                              ARGOSY/KGI GRAND BEACH
                              INVESTMENT PARTNERSHIP

                              By:  Argosy Grand Beach, Inc.,
                                   Its General Partner


                              By:  /s/ Lawrence E. Young
                                   ---------------------------------------------
                                       Name:     Lawrence E. Young
                                       Title:    Vice President


                              By:  Argosy Partners, Inc.,
                                   Its General Partner


                                   By: /s/ Lawrence E. Young
                                       -----------------------------------------
                                       Name:     Lawrence E. Young
                                       Title:    Vice President


                              By:  KGI Grand Beach Investments Inc.,
                                    Its Managing General Partner


                                   By: /s/ Lawrence E. Young
                                       -----------------------------------------
                                       Name:     Lawrence E. Young
                                       Title:    Vice President

                              ARGOSY/KGI PORT ROYAL PARTNERS

                              By:  Argosy Hilton Head, Inc.
                                    Its General Partner


                                   By: /s/ Lawrence E. Young
                                       --------------------------------
                                       Name:  Lawrence E. Young
                                       Title: Vice President


                               By: KGI Port Royal, Inc.,
                                   Its Managing General Partner


                                   By: /s/ Lawrence E. Young
                                       --------------------------------
                                       Name:  Lawrence E. Young
                                       Title: Vice President


                              AVCOM INTERNATIONAL, INC.


                              BY:  /s/ Lawrence E. Young
                                   ------------------------------------
                                   Name:  Lawrence E. Young
                                   Title: Vice President


                              DESIGN INTERNATIONALE-RMI, INC.


                              BY:  /s/ Lawrence E. Young
                                   ------------------------------------
                                   Name:  Lawrence E. Young
                                   Title: Vice President

                    GRAND BEACH PARTNERS, L.P.

                    By:       Argosy/KGI Grand Beach Investment
                              Partnership,  Its General Partner

                              By:    Argosy Partners, Inc.,
                                     Its General Partner


                                     By: /s/ Lawrence E. Young
                                         -------------------------------
                                         Name:     Lawrence E. Young
                                         Title:    Vice President

                              By:    Argosy Grand Beach, Inc.,
                                     Its General Partner


                                     By: /s/ Lawrence E. Young
                                         -------------------------------
                                         Name:     Lawrence E. Young
                                         Title:    Vice President


                              By:    KGI Grand Beach Investments, Inc.
                                     Its Managing General Partner


                                     By: /s/ Lawrence E. Young
                                         -------------------------------
                                         Name:     Lawrence E. Young
                                         Title:    Vice President

                              GRAND BEACH RESORT,
                                LIMITED PARTNERSHIP

                              By:  Grand Beach Partners, LP,
                                     Its General Partner

                                    By:  Argosy/KGI Grand Beach
                                         Investment Partnership, Its General
                                    Partner


                                         By:  KGI Grand Beach
                                              Investments, Inc.,
                                              Its Managing General Partner


                                              By: /s/ Lawrence E. Young
                                                  ---------------------------
                                                  Name:    Lawrence E. Young
                                                  Title:   Vice President


                                         By:  Argosy Partners, Inc.,
                                              Its General Partner


                                              By: /s/ Lawrence E. Young
                                                  ---------------------------
                                                  Name:    Lawrence E. Young
                                                  Title:   Vice President


                                         By:  Argosy Grand Beach, Inc.,
                                              Its General Partner


                                              By: /s/ Lawrence E. Young
                                                  ---------------------------
                                                  Name:    Lawrence E. Young
                                                  Title:   Vice President

                              GREENSPRINGS ASSOCIATES


                              By:  Plantation Resorts Group, Inc.,
                                   Its Joint Venturer


                                   By: /s/ Lawrence E. Young
                                      -----------------------------------
                                      Name:  Lawrence E. Young
                                      Title: Vice President


                              By:  Greensprings Plantation Resort, Inc.,
                                    Its Joint Venturer


                                   By: /s/ Lawrence E. Young
                                      -----------------------------------
                                      Name:  Lawrence E. Young
                                      Title: Vice President


                              GREENSPRINGS PLANTATION
                                RESORT, INC.

                              By:   /s/ Lawrence E. Young
                                   --------------------------------------
                                   Name:    Lawrence E. Young
                                   Title:   Vice President

                              HARICH TAHOE DEVELOPMENT


                              By: Lakewood Development Inc.,
                                   Its Managing General Partner


                                  By: /s/ Lawrence E. Young
                                     ------------------------------------
                                     Name:  Lawrence E. Young
                                     Title: Vice President


                              By: Ridgewood Development Inc.,
                                   its General Partner


                                  By: /s/ Lawrence E. Young
                                     ------------------------------------
                                     Name:  Lawrence E. Young
                                     Title: Vice President


                              KGI GRAND BEACH INVESTMENTS, INC.


                              By:  /s/ Lawrence E. Young
                                  ---------------------------------------
                                  Name:   Lawrence E. Young
                                  Title:  Vice President


                              KGI PORT ROYAL, INC.


                              By:  /s/ Lawrence E. Young
                                  ---------------------------------------
                                  Name:   Lawrence E. Young
                                  Title:  Vice President

                         KGK LAKE TAHOE DEVELOPMENT, INC.


                         By: /s/ Lawrence E. Young
                            -------------------------------------
                             Name:   Lawrence E. Young
                             Title:  Vice President


                         LAKE TAHOE RESORT PARTNERS, LLC


                         By: AKGI Lake Tahoe Investments, Inc.,
                              Its Managing Member


                             By: /s/ Lawrence E. Young
                                -------------------------------------
                                Name:  Lawrence E. Young
                                Title: Vice President


                         By: KGK Lake Tahoe Development, Inc.,
                              Its Member


                             By: /s/ Lawrence E. Young
                                --------------------------------------
                                Name:  Lawrence E. Young
                                Title: Vice President


                         LAKEWOOD DEVELOPMENT INC.


                         By: /s/ Lawrence E. Young
                            -------------------------------------------
                             Name:   Lawrence E. Young
                             Title:  Vice President

                              MMG DEVELOPMENT CORP.


                              By: /s/ Lawrence E. Young
                                 -----------------------------------
                                  Name:    Lawrence E. Young
                                  Title:   Vice President


                              PLANTATION RESORTS GROUP, INC.


                              By:  /s/ Lawrence E. Young
                                 -----------------------------------
                                  Name:    Lawrence E. Young
                                  Title:   Vice President


                              POINTE PARTNERS LIMITED PARTNERSHIP


                              By: Harich Tahoe Developments,
                                   its Managing General Partner


                                   By:  Lakewood Development Inc.,
                                        Its Managing General Partner


                                        By:  /s/ Lawrence E. Young
                                           -----------------------------------
                                            Name:  Lawrence E. Young
                                            Title: Vice President


                                   By:  Ridgewood Development Inc.,
                                        Its General Partner


                                        By:  /s/ Lawrence E. Young
                                           -----------------------------------
                                            Name:  Lawrence E. Young
                                            Title: Vice President

                              PORT ROYAL RESORT, L.P.


                              By:  Argosy/KGI Port Royal Partners,
                                    its General Partner


                                   By:  KGI Port Royal, Inc.,
                                        its Managing General Partner


                                        By:  /s/ Lawrence E. Young
                                           -----------------------------------
                                           Name:  Lawrence E. Young
                                           Title: Vice President


                                   By:  Argosy Hilton Head, Inc.,
                                        its General Partner


                                        By:  /s/ Lawrence E. Young
                                           -----------------------------------
                                           Name:  Lawrence E. Young
                                           Title: Vice President

                              POWHATAN ASSOCIATES


                              By:  Plantation Resorts Group, Inc.,
                                    its Joint Venturer


                                   By: /s/ Lawrence E. Young
                                      -------------------------------------
                                      Name:  Lawrence E. Young
                                      Title: Vice President


                              By:  Williamsburg Vacations, Inc.,
                                     its Joint Venturer


                                   By: /s/ Lawrence E. Young
                                      -------------------------------------
                                      Name:  Lawrence E. Young
                                      Title: Vice President


                              PREMIER VACATIONS, INC.


                              By:   /s/ Lawrence E. Young
                                   ----------------------------------------
                                   Name:    Lawrence E. Young
                                   Title:   Vice President


                              RESORT CONNECTIONS, INC.


                              By:   /s/ Lawrence E. Young
                                   ----------------------------------------
                                   Name:    Lawrence E. Young
                                   Title:   Vice President

                              RESORT MARKETING INTERNATIONAL, INC.


                              By:   /s/ Lawrence E. Young
                                   ----------------------------------------
                                   Name:   Lawrence E. Young
                                   Title:  Vice President


                              RESORTS DEVELOPMENT INTERNATIONAL, INC.


                              By:   /s/ Lawrence E. Young
                                   ----------------------------------------
                                   Name:   Lawrence E. Young
                                   Title:  Vice President


                              RIDGE POINTE LIMITED PARTNERSHIP


                              By:  Pointe Partners Limited Partnership,
                                    its Managing General Partner


                                   By:   Harich Tahoe Development,
                                         its Managing General Partner


                                         By:   Lakewood Development Inc.,
                                               its Managing General Partner


                                               By: /s/ Lawrence E. Young
                                                  ------------------------------
                                                  Name:  Lawrence E. Young
                                                  Title: Vice President

                                        By:  Ridgewood Development Inc.,
                                             its General Partner


                                             By: /s/ Lawrence E. Young
                                                -------------------------------
                                                Name: Lawrence E. Young
                                                Title:


                              RIDGEWOOD DEVELOPMENT INC.


                              By:  /s/ Lawrence E. Young
                                 ------------------------------------------
                                  Name:  Lawrence E. Young
                                  Title: Vice President


                              RKG, CORP.


                              By:  /s/ Lawrence E. Young
                                 ------------------------------------------
                                  Name:  Lawrence E. Young
                                  Title: Vice President


                              SUNTERRA FINANCIAL SERVICES, INC.


                              By:  /s/ Lawrence E. Young
                                 ------------------------------------------
                                  Name:  Lawrence E. Young
                                  Title: Vice President


                              SUNTERRA ST. CROIX, INC.


                              By:  /s/ Lawrence E. Young
                                 ------------------------------------------
                                  Name:  Lawrence E. Young
                                  Title: Vice President

                                   WILLIAMSBURG VACATIONS, INC.


                                   By:  /s/ Lawrence E. Young
                                      ----------------------------------------
                                       Name:   Lawrence E. Young
                                       Title:  Vice President